SCHEDULE 14A INFORMATION

                           Proxy Statement Pursuant To
                              Section 14(A) Of The
                         Securities Exchange Act Of 1934


                           Filed by the Registrant |X|
                 Filed by a Party other than the Registrant |_|


                           Check the appropriate box:
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        |_| Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))
                         |_| Definitive Proxy Statement
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 |_| Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                           The Hirtle Callaghan Trust
                (Name of Registrant as Specified In Its Charter)

                             Corsell Law Group, Ltd.
                             Laura A. Corsell, Esq.
                         16 Sentry Park West (Suite 405)
                            1787 Sentry Parkway West
                          Blue Bell, Pennsylvania 19422
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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    Rule 14a-6(i)(3).
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2) Aggregate number of securities to which transaction applies: ______________
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previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

To Shareholders of The Hirtle Callaghan Trust:

A Special Meeting ("Special Meeting") of shareholders of The Hirtle Callaghan Trust ("Trust") will be held on June 25, 2006. At the Special Meeting, shareholders of the Trust will be asked to consider and vote upon two important proposals relating to the Trust, both of which are described in the documents you now hold. The first is a proposal designed to streamline the Trust's existing "manager of managers" structure. The second is a proposal to approve a new investment advisory agreement with Hirtle Callaghan & Co., Inc. ("Hirtle Callaghan"). The proposed new agreement would directly authorize Hirtle Callaghan, subject to the approval of the Trust's Board of Trustees, to "hire and fire" investment advisory organizations.

While you are welcome to join us at the Special Meeting, we anticipate that most shareholders will, by completing the proxy card enclosed with the Proxy Statement, instruct us to cast votes on their behalf. The proxy card may be completed by checking the appropriate box voting for or against each of the specific proposals described in the Proxy Statement. If a signed proxy card is returned, but no instructions are specified, your shares will be voted "For" each of the proposals, in accordance with the recommendations of the Board of Trustees of the Trust.

Whether or not you plan to attend the Meeting, your vote is important. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

We encourage you to read the Proxy Statement thoroughly. To assist you in understanding the several proposals described in the Proxy Statement, however, we have prepared a "question and answer" summary of those aspects of the proposals we believe are of most significance.(1)

As always, we thank you for your confidence and support.

Sincerely yours,

Donald E. Callaghan
President
The Hirtle Callaghan Trust

----------
(1) The information provided in the "Q&A" is qualified in its entirety by the information and disclosures contained in the accompanying Proxy Statement.

                           Question and Answer Summary

Q. WHY IS THE MODIFICATION IN THE TRUST'S EXISTING INVESTMENT ADVISORY STRUCTURE BEING PROPOSED?

A. Since its inception, the Trust has operated under a "multi-manager" structure. Under this structure, day-to-day portfolio management services are provided to each of the Trust's separate investment portfolios (each, a "Portfolio") by one or more independent investment advisory firms (each, a "Specialist Manager"). Each Specialist Manager serves in accordance with the terms of individual portfolio management agreements and under the supervision of Hirtle Callaghan and the Trust's Board of Trustees ("Board"). Under the Trust's current multi-manager structure, the Trust is authorized to terminate a portfolio management agreement and engage a new Specialist Manager on an interim basis, provided that the interim arrangement does not increase the rate at which advisory fees paid by the Portfolio are computed and that a final portfolio management agreement with the new Specialist Manager is approved by the shareholders of the affected Portfolio within a specified period following the commencement of the engagement.

      The Trust is now seeking the authority to enter into final portfolio management agreements for the provision of day-to-day portfolio management with the approval of the Board but without incurring the expense of seeking the approval of the Trust's shareholders for each such agreement. If Proposal 1 is approved by the Trust's shareholders, the Trust will be permitted to enter into such portfolio management agreements provided that the terms and conditions of applicable regulations administered by, or an exemptive order issued to the Trust by, the Securities and Exchange Commission ("SEC") are satisfied. It is anticipated that any such regulation or order ("Multi-Manager Relief") would effectively require that a Specialist Manager that provides portfolio management to the Trust must do so pursuant to the terms of an agreement that: (i) has been approved by the Trust's Board, including those members of the Board who are not affiliated with Hirtle Callaghan ("Independent Trustees"); and
      (ii) expressly provides that the new Specialist Manager will be subject to the supervision of Hirtle Callaghan.

Q.    WHY IS A NEW INVESTMENT MANAGEMENT AGREEMENT BEING PROPOSED AT THIS TIME?

A. Pursuant to the terms of its investment advisory agreement with the Trust ("Current Agreement"), Hirtle Callaghan has, since the commencement of the Trust's operations, assisted the Trust's Board in evaluating, selecting and monitoring Specialist Managers retained by the Trust to provide portfolio management services to one or more of the Trust's separate investment portfolios. Additionally, officers of Hirtle Callaghan have also served as the Trust's chief executive and chief financial officers, and as members of the Board. As a result, Hirtle Callaghan has been an integral part of the process of selecting and supervising the Specialist Managers.

      The nature of Hirtle Callaghan's authority under the Current Agreement is non-discretionary. The proposed new investment advisory agreement with Hirtle Callaghan ("Proposed Agreement") will permit Hirtle Callaghan to exercise discretionary authority and, in particular, would authorize Hirtle Callaghan (i) to "hire and fire" a Specialist Manager, with the approval of the Trust's Board but without seeking the approval of the Portfolio's shareholders; and to allocate and reallocate assets between and among Specialist Managers. The Proposed Agreement would also expressly obligate Hirtle Callaghan to supervise and oversee the portfolio management activities of each Specialist Manager that serves the Trust, a function currently performed by Hirtle Callaghan but not expressly stated in the Current Agreement. In addition, it is anticipated that the Proposed Agreement would provide the Trust with additional flexibility without increasing expenses or changing the manner in which day to day portfolio management services for the Portfolios are provided. Additionally, it is anticipated that the investment advisory structure contemplated under the Proposed Agreement will facilitate the Trust's ability to obtain and/or rely upon any Multi-Manger Relief that may become available.

      The Proposed Agreement will become effective with respect to any Portfolio only if approved by the shareholders of that Portfolio. If implemented with respect to any Portfolio, the Proposed Agreement will not change the fee structure applicable to that Portfolio or to the Trust, the manner in which day to day portfolio management services for the Portfolios are provided by Specialist Managers or diminish Hirtle Callaghan' duties or responsibilities with respect to the Trust.

Q. IF THE PROPOSED AGREEMENT IS APPROVED BY SHAREHOLDERS, WHEN WILL IT BECOME EFFECTIVE?

A. If approved by the Trust's shareholders, the Proposed Agreement will become effective as soon as reasonably practicable following the Special Meeting. If the Proposed Agreement is not approved by the Trust's shareholders, the Current Agreement will continue to be in effect and the Trust's Board of Trustees will consider how best to proceed.

Q.    HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. Both Hirtle Callaghan and the Board of Trustees recommend that you vote "For" each of the proposals. A summary of matters considered by the Board in approving the Proposed Agreement appears in this Proxy Statement at page 7.

Q.    WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A. In order to conduct the Special Meeting, a quorum must be present, in person or by proxy. You will be considered present at the Special Meeting if you have properly executed and submitted a proxy card. In the event that an insufficient number of shareholders to achieve a quorum are present at the Special Meeting, it is likely that the Trust will undertake a further proxy solicitation and incur additional expenses in connection with such solicitation. In order to avoid additional costs, please return the completed proxy ballot as soon as possible.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       of

                           THE HIRTLE CALLAGHAN TRUST

                           to be held on June 25, 2006

TO THE SHAREHOLDERS:

A Special Meeting ("Special Meeting") of shareholders of The Hirtle Callaghan Trust ("Trust") will be held on June 25, 2006, at the Trust's principal office, located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428 at 10:00 a.m. for the following purposes:

At the Special Meeting, shareholders of all of the Portfolios, voting together, will be asked:

            (1) To authorize the Trust to enter into portfolio management agreements without the affirmative vote of the shareholders of any such portfolio or of the Trust under certain circumstances;

            (2) To approve a new investment advisory agreement between the Trust and Hirtle Callaghan & Co., Inc. that will permit Hirtle Callaghan to act as a discretionary investment adviser to the Trust and each of its separate investment portfolios.

Shareholders of record of each of the Portfolios at the close of business on March 31, 2006 are entitled to notice of the Special Meeting and any adjournments thereof. If you do not expect to attend the Special Meeting, please fill in, date, sign and return the proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the Special Meeting, you may vote your shares in person; a vote cast "in person" will revoke a previously submitted proxy card.

It is important that you return your signed proxy promptly so that a quorum may be assured.

                                               BY ORDER OF THE BOARD OF TRUSTEES
                                                   Donald E. Callaghan, Chairman

                           THE HIRTLE CALLAGHAN TRUST
               Five Tower Bridge, 300 Barr Harbor Drive, Suite 500
                           West Conshohocken, PA 19428

                                 PROXY STATEMENT

This Proxy Statement and the enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of The Hirtle Callaghan Trust (the "Trust"). Proxies so solicited are intended for use at a special meeting of shareholders of the Trust or any adjournment of that meeting (the "Special Meeting"), to be held on June 25, 2006 at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428 at 10:00 a.m.

The Trust, which is registered under the Investment Company Act of 1940 ("Investment Company Act") is comprised of nine separate investment portfolios (collectively referred to in this Proxy Statement as the "Portfolios"). Shareholders of each of the Portfolios as of March 31, 2006 ("Record Date") are entitled to vote at the Special Meeting. The Trust's Portfolios, together with the number of shares ("Record Date Shares") outstanding for each of the Portfolios as of the Record Date, are as follows:

-----------------------------------------------------------------------------------------------------------------------
                                  Portfolio                                                Record Date Shares
-----------------------------------------------------------------------------------------------------------------------
Value Equity Portfolio ("Value Portfolio")
-----------------------------------------------------------------------------------------------------------------------
Growth Equity Portfolio ("Growth Portfolio")
-----------------------------------------------------------------------------------------------------------------------
Small Capitalization Equity Portfolio ("Small Cap Portfolio")
-----------------------------------------------------------------------------------------------------------------------
International Equity Portfolio ("International Portfolio")
-----------------------------------------------------------------------------------------------------------------------
Intermediate Term Municipal Bond Portfolio ("Tax-Exempt Portfolio")
-----------------------------------------------------------------------------------------------------------------------
Fixed Income Portfolio
-----------------------------------------------------------------------------------------------------------------------
Fixed Income II Portfolio
-----------------------------------------------------------------------------------------------------------------------
Fixed Income Opportunity Portfolio
-----------------------------------------------------------------------------------------------------------------------
Short Term Municipal Bond Portfolio ("Short-Term Portfolio")
-----------------------------------------------------------------------------------------------------------------------

Quorum; Vote Required to Approve Proposal. The presence of the holders of 40% of the Record Date Shares of the Trust (or of each Portfolio for a Proposal where the Portfolios vote separately), represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting. The several proposals ("Proposals") to be presented at the Special Meeting and the votes required with respect to each Proposal are summarized below. Note that votes will be counted on a Portfolio by Portfolio basis. It is possible that the votes necessary to approve a Proposal ("Required Vote") may be obtained from the shareholders of some but not all of the Portfolios. Each of Proposals 1 and 2 will be implemented only with respect to those Portfolios from which the Required Vote is obtained.

--------------------------------------------------------------------------------
Summary of Proposals                    Required Vote
--------------------------------------------------------------------------------
Proposal #1
Authorize the Trust to enter into       The affirmative vote of a majority of
portfolio management agreements         the outstanding voting securities of
without the affirmative vote of the     each of the Trust's Portfolios.*
shareholders of any such portfolio or
of the Trust under certain
circumstances
--------------------------------------------------------------------------------
Proposal #2
Approval of the Proposed Agreement      The affirmative vote of a majority of
                                        the outstanding voting securities of
                                        each of the Trust's Portfolios.*
--------------------------------------------------------------------------------

* Under the Investment Company Act, this term means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or
      (ii) more than 50% of the relevant Portfolio's outstanding voting securities.

It is anticipated that this Proxy Statement and form of proxy will first be mailed to shareholders on or about _________, 2006. Persons and groups known by management to own beneficially 5% or more of the Record Date Shares of each of the Portfolios are listed in this Proxy Statement under the heading "Other Matters."

If the accompanying proxy card is executed properly and returned, shares represented by such proxy will be voted at the Special Meeting in accordance with the instructions on the proxy. If a signed proxy card is returned, but no instructions are specified, shares will be voted "FOR" approval of each of the Proposals. Costs associated with the solicitation of proxies will be borne by the Trust; officers of Hirtle Callaghan and Co., Inc. ("Hirtle Callaghan") may assist in the solicitation, without separate compensation. If the votes required to approve each of the Proposals are not received, the persons named as proxies on the accompanying proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that proposal and will vote AGAINST any such adjournment those proxies to be voted against that proposal. A shareholder can revoke a proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated proxy to the Trust.

Copies of the Trust's most recent Annual Report to Shareholders, dated June 30, 2005, and the Semi-Annual Report, dated December 30, 2005, have been previously delivered to shareholders of the Trust. Shareholders of the Trust may obtain additional copies of such reports without charge by writing to the Trust at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428 or by calling toll free 1-800-242-9596.

      Proposal 1: Proposal To Permit Trust to Enter Into Portfolio Management
                  Agreements Without the Affirmative Vote of Shareholders

Summary. Since its inception, the Trust has operated under a "multi-manager" structure. Under this structure, day-to-day portfolio management services are provided to each of the Trust's separate investment portfolios (each, a "Portfolio") by one or more independent investment advisory firms (each, a "Specialist Manager"). Each Specialist Manager serves in accordance with the terms of individual portfolio management agreements and under the supervision of Hirtle Callaghan and the Trust's Board of Trustees ("Board").

The Trust is seeking authorization of its shareholders to enter into new portfolio management agreements with Specialist Managers without obtaining the shareholders' approval. SEC regulations currently permit a mutual fund to enter into a final investment advisory agreement without seeking shareholder approval only if the fund has been granted an order of exemption ("SEC Order") permitting this practice. The SEC has proposed the adoption of new Rule 15a-5 ("Rule 15a-5" or the "Proposed Rule") under the Investment Company Act of 1940 ("Investment Company Act") to codify the type of relief previously available to mutual funds only pursuant to the terms of an SEC Order.

In the past, each SEC Order permitted, and the Proposed Rule would permit, a mutual fund that has retained an investment management organization or "primary adviser" to hire a new subadviser or replace an existing subadviser without obtaining the approval of its shareholders in the manner otherwise required under Section 15(a) of the Investment Company Act, provided certain conditions are met. These conditions effectively require that (i) the practice of hiring of new subadvisers without shareholder approval has been authorized by the fund's shareholders; (ii) the terms of the primary adviser's agreement with the fund require the primary adviser to oversee the activities of the subadviser; (iii) pertinent information about the identity of the subadvisers serving the fund is provided to investors; and (iv) the fund's governance structure satisfies applicable SEC standards.

Impact of Approving Proposal 1 on the Operation of the Trust. The Trust's existing multi-manager structure is substantially similar to the management structure contemplated by past SEC Orders and the Proposed Rule (collectively, "Multi-Manger Relief.") Currently, the Trust may terminate a portfolio management agreement with one Specialist Manager and enter into an interim agreement with a different Specialist Manager so long as the advisory fee to be paid by the Portfolio under the interim arrangement is not higher than the fee paid under the previous agreement. In order for the new Specialist Manager to serve for more than 150 days, however, a final advisory agreement (including the fee to be paid under the final agreement) must be approved by the shareholders, a process that requires the solicitation of shareholder proxies. Both Hirtle Callaghan and the Trust's Board believe that, to the extent that Multi-Manger Relief is available to one or more of the Trust's Portfolios, the expenses associated with the Trust's multi-manager structure, which has been an important characteristic of the Trust since its inception, would likely be reduced.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
              SHAREHOLDERS OF EACH PORTFOLIO VOTE "FOR" PROPOSAL 1

      Proposal 2  Approval of a New Investment Advisory Agreement with Hirtle
                  Callaghan & Co., Inc.

Summary. Hirtle Callaghan has been an integral part of the Specialist Manager selection process and instrumental in the supervision of Specialist Managers since the inception of the Trust. Acting pursuant to the terms of its non-discretionary agreement with the Trust ("Current Agreement"), Hirtle Callaghan has, since the inception of the Trust, assisted the Trust's Board in evaluating and monitoring Specialist Managers retained by the Trust and has provided certain other services to the Trust and has made its officers and employees available to serve as senior officers of the Trust.

The Trust's Board has determined that it would be in the interests of the Trust and its shareholders to enter into a new investment advisory agreement with Hirtle Callaghan ("Proposed Agreement") that would give Hirtle Callaghan investment discretion with respect to the Trust's assets, including the direct authority to "hire and fire" Specialist Managers and the authority to allocate and reallocate assets between and among Specialist Managers within the respective Portfolios. Implementation of the Proposed Agreement would not increase or decrease the investment advisory fees or expenses paid by the Trust or the respective Portfolios. In addition, it is anticipated that the Proposed Agreement would provide the Trust with additional flexibility in the selection of Specialist Managers and would neither increase the Trust's expenses nor change the manner in which day to day portfolio management services for the Portfolios are provided.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
              SHAREHOLDERS OF EACH PORTFOLIO VOTE "FOR" PROPOSAL 2

In considering and approving the Proposed Agreement, the Board gave considerable weight to the fact that the Proposed Agreement would not increase expenses associated with an investment in any Portfolio or the fees which Hirtle Callaghan receives from the Trust. The Board also attributed importance to management's representation that the Proposed Agreement was crafted to ensure that the Trust's operations with respect to Specialist Manager transitions would continue whether or not the Trust determined to operate in reliance on the terms and conditions of applicable regulations administered by, or an exemptive order issued to the Trust by, the Securities and Exchange Commission ("SEC"), as more fully described in Proposal 1 in this Proxy Statement. Also of importance was management's expectation that the investment advisory structure contemplated by the Proposed Agreement may facilitate the Trust's ability to benefit from reliance on any such regulations (or obtain such an exemptive order).

The Board also considered those factors that would ordinarily be considered in connection with approval of investment advisory arrangements, including the nature and quality of the services provided by Hirtle Callaghan, the performance achieved by the Portfolios, the benefits enjoyed by Hirtle Callaghan as a result of its association with the Trust and the expenses of the Trust (including advisory fees) relative those of other, comparable funds or accounts. The Board concluded that the overall investment results achieved by the Portfolios reflect appropriate manager selection by Hirtle Callaghan and that the overall quality of the services provided by Hirtle Callaghan was consistent with the expectations of the Trust's shareholders. The Board also concluded that this performance record was partly a result of Hirtle Callaghan's success in controlling the Trust's overall expenses through negotiation with the Trust's service providers (including Specialist Managers) and maintaining overall expense levels that compare favorably to those of other investment companies with similar investment objectives. Also of importance in the Board's deliberations was (1) the history of Hirtle Callaghan's relationship with the Trust and, in particular, the fact that the Trust was organized by Hirtle Callaghan as a vehicle for capturing specific asset classes for its clients in a cost-effective manner; (2) the fact that virtually all of the shareholders of the Portfolios are investment advisory clients of Hirtle Callaghan; and (3) the qualifications and experience of Hirtle Callaghan's professional and executive personnel.

In reviewing the advisory fee payable under the Proposed Agreement, the Board was informed with respect to the advisory fees incurred by the peer group, the structure of the firm's standard fee schedule and the firm's overall revenues and financial position. During the course of its deliberations with respect to the Proposed Agreement, the Board was informed with respect to publicly available information assembled by a third-party service provider about the performance of funds similar to the respective Portfolios managed by other investment advisers ("peer group"). While the Board found such comparisons and information to be useful as an indication of the range of fees and services in the peer group, the Board did not specifically rely upon such comparisons. Rather, the Board based its findings on the specific facts and circumstances of the Trust. In concluding that fees payable under the Proposed Agreement are reasonable, the Board considered that fees received by Hirtle Callaghan from its clients are reduced in cases where such clients are also shareholders of the Trust.

Comparison of the Proposed Agreement and the Current Agreement. A copy of the Proposed Agreement appears as Appendix A to this Proxy Statement. Except as noted below, the Proposed Agreement (including the fee payable to Hirtle Callaghan) is substantially the same as the Current Agreement in all respects.

Under the Current Agreement, Hirtle Callaghan is expressly obligated to assist the Board in evaluating and monitoring investment management organizations retained by the Trust and/or investment management organizations proposed to be retained by the Trust, to furnish personnel to serve as the Trust's executive officers and to provide to the Trust with necessary office space. Under the Proposed Agreement, Hirtle Callaghan will assume the following express obligations and authority: (i) supervision of the services provided to the Trust by the Specialist Managers under the individual portfolio management agreements relating to the Portfolios of the Trust; (ii) as the Trust's primary investment adviser, and with the approval of the Trust's Board, to enter into (or cause the Trust to enter into) portfolio manager agreements with Specialist Managers without obtaining shareholder approval; and (iii) allocate assets among Specialist Managers in multi-manager portfolios without additional authorization of the Board.

Both the Current Agreement and the Proposed Agreement provide that that Hirtle Callaghan will not be liable for any act or omission in connection with the services that it provides to the Trust or for any losses that may be sustained, absent willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by the Agreement or a breach of the duties or obligations thereunder. Each agreement also provides that it may be terminated at any time upon 60 days' written notice, without payment of any penalty by the Board, by a vote of the majority of the outstanding voting securities of the Trust, or by Hirtle Callaghan. Each agreement also provides for its automatic termination in the event of an assignment. The Proposed Agreement, if approved by shareholders, will continue in effect for an initial period of two years and from year to year thereafter, provided that its continuance is specifically approved annually (1) by the Board; or (2) by a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the Trust. The Current Agreement was approved by the Trust's initial shareholders on July 21, 1995, following approval of the Board (including a majority of the Independent Trustees) at a meeting of the Board held on July 20, 1995. It has not been the subject of a shareholder vote since that initial approval. During the most recently completed fiscal year, the Trust paid an aggregate fee of $____ to Hirtle Callaghan under the Current Agreement. The Proposed Agreement was first considered and approved by the Board on June 14, 2005; it was later re-approved in connection with the Board's annual review of the Trust's investment advisory arrangements, including the Current Agreement, on March 14, 2006.

                             Management of the Trust

Information about Hirtle Callaghan. Hirtle Callaghan has provided investment advisory services to each of the Portfolios of the Trust since their inception. Hirtle Callaghan's principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428. Hirtle Callaghan was organized in 1988. A registered investment adviser under the Investment Advisers Act, Hirtle Callaghan had, as of December 31, 2005, approximately $10 billion in assets under management. Hirtle Callaghan is controlled by Jonathan Hirtle and Donald E. Callaghan. Hirtle Callaghan's executive officers are as follows:
Jonathan Hirtle, Chief Executive Officer and Donald E. Callaghan, Executive Vice President, Treasurer and Secretary. Messrs. Hirtle and Callaghan also serve on the Trust's Board. Robert J. Zion, who is a Principal of Hirtle Callaghan and its Chief Operating Officer, also serves as Treasurer and Vice President of the Trust. Messrs. Hirtle and Callaghan each own beneficially more than ten percent of the outstanding voting securities of Hirtle Callaghan.

Administration, Distribution and Related Services. BISYS Fund Services, Inc. and certain of its affiliated companies ("BISYS") currently provide administration, transfer agency, distribution and accounting services to the Trust pursuant to the terms of separate agreements between BISYS and the Trust. BISYS is located at 3435 Stelzer Road, Columbus, OH 43219.

                                  Other Matters

General Matters Under Delaware Law. As a Delaware business trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board's selection of the Trust's independent public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such a meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

Holders of 5% of Shares on Record Date. Set forth on Appendix B is a table showing the name and address of record of each person known to the Trust to beneficially hold 5% or more of shares of each of the Portfolios as of the Record Date.

The trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of the Portfolios.

Abstentions. A properly executed and returned proxy marked with an abstention will be considered present at the Special Meeting for the purpose of determining the existence of a quorum. If any proxy received by the Trust that withholds authority to vote represents a "broker non-vote," shares represented by such proxy will not be counted for purposes of determining whether or not a quorum is present at the Special Meeting and will not be deemed "votes cast" with respect to any matter with respect to which authority to vote is withheld. Abstentions and broker non-votes will thus not constitute a vote "for" or "against" any matter, but will have the same effect as a negative vote with respect to matters that require the approval of a requisite percentage of the outstanding shares of the Portfolio. As used in this Proxy Statement, "broker non-vote" means a proxy, executed by a broker or other nominee, indicating that the nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.

By Order of the Board of Trustees

                                                                      Appendix A

                          INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this ____ day of _____, 2006 between HIRTLE CALLAGHAN & CO., INC., a Delaware corporation ("Hirtle Callaghan" or "Adviser") and THE HIRTLE CALLAGHAN TRUST, a Delaware statutory trust (the "Trust").

WHEREAS, the Trust is registered as an open-end, diversified, management series investment company under the Investment Company Act of 1940, as amended ("Investment Company Act") which currently offers eight series of beneficial interests ("shares") representing interests in separate investment portfolios, and may offer additional portfolios (or classes of shares within any such portfolio) in the future (each a "Portfolio" and, collectively, the "Portfolios"); and

WHEREAS, Hirtle Callaghan has, pursuant to the terms of that certain agreement dated July 21, 1995, ("Prior Agreement") provided certain investment advisory services to the Trust since the Trust's inception and the Trust desires to modify certain of the terms and conditions pursuant to which Hirtle Callaghan serves the Trust; and

WHEREAS, the Trust desires to retain Hirtle Callaghan to furnish certain investment advisory services to the Trust and the Portfolios and Hirtle Callaghan is willing to provide such services, in accordance with the terms and conditions hereof; and

WHEREAS, it is intended that day-to-day investment decisions relating to the Portfolios will generally be made by one or more investment management organizations under the supervision of Hirtle Callaghan, acting as the Trust's primary investment adviser (hereinafter referred to as the Trust's "manager of manager structure");

NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment. The Trust hereby appoints Adviser to serve as investment adviser for the Trust and the Portfolios and Hirtle Callaghan accepts such appointment for the period and on the terms set forth in this Agreement.

2. Duties of Hirtle Callaghan.

(a) Subject to the supervision of the Trust's Board of Trustees ("Board"), Hirtle Callaghan will provide a continuous investment program for the respective Portfolios. Hirtle Callaghan shall have complete investment discretion to invest and reinvest the securities, cash and/or other investments held from time to time in the respective Portfolios, including, without limitation, the selection of brokers, dealers or other agents through which transactions for the Portfolios will be effected.

(b) Hirtle Callaghan shall also have the authority, in accordance with Section 4(a) of this Agreement and subject to applicable provisions of the Investment Company Act, to select one or more investment advisory organizations to provide day-to-day portfolio management with respect to all or a portion of the assets of any of the respective Portfolios and to allocate and reallocate the assets of a Portfolio between and among any investment advisory organizations so selected to provide such services to such Portfolio.

(c) Hirtle Callaghan acknowledges that, as of the effective date of this Agreement, there may exist one or more discretionary portfolio management agreements pursuant to which all or a portion of the assets of a specified Portfolio are managed by investment advisory organizations other than Hirtle Callaghan. Hirtle Callaghan expressly agrees that during the existence of any such contract it will supervise and monitor the services provided to the Trust pursuant to each such agreement and, notwithstanding the discretionary authority afforded to Hirtle Callaghan under Section 2(a) above, will exercise its authority with respect to those assets of any Portfolio that are subject to any such pre-existing portfolio management agreement only for the purpose of allocating or reallocating such assets between or among such other investment advisory organizations retained by the Trust to serve the specified Portfolio or ensuring the efficient management of cash and cash equivalents that may from time to time be held by such Portfolio. Further, to the extent that, during the term of this Agreement, the Trust enters into a portfolio management agreement with an investment advisory organization other than Hirtle Callaghan in the manner contemplated under Section 4(b) of this Agreement, Hirtle Callaghan agrees that during the term of this Agreement it will supervise and monitor the services provided to the Trust pursuant to each such agreement.

(d) Hirtle Callaghan, upon the request of the Trustees, shall make its officers and/or employees available to serve as officers, employees or Trustees of the Trust and provide office space and equipment sufficient for the maintenance of the Trust's principal office.

3. Additional Responsibilities of Hirtle Callaghan.

(a) Hirtle Callaghan agrees that in placing orders with brokers and dealers it will attempt to obtain the best net results in terms of price and execution. Consistent with this obligation Hirtle Callaghan may, in its discretion, place securities transactions with brokers and dealers who provide the Trust or Hirtle Callaghan's other clients with research, analysis, advice and similar services. Hirtle Callaghan may pay to brokers and dealers, in return for research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to Hirtle Callaghan's determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of Hirtle Callaghan to the Trust and its other clients and that the total commissions or spreads paid by the Trust will be reasonable in relation to the benefits to Trust over the long term. In no instance will portfolio securities be purchased from or sold to Hirtle Callaghan or any affiliated person thereof except in accordance with the federal securities laws and the Investment Company Act. Whenever Hirtle Callaghan simultaneously places orders to purchase or sell the same security on behalf of a Portfolio of the Trust and one or more other accounts advised by Hirtle Callaghan, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account. The Trust recognizes that in some cases this procedure may adversely affect the results obtained with respect to the Trust.

(b) Hirtle Callaghan hereby agrees that all records that it may maintain for the Trust are the property of the Trust, agrees to preserve for periods prescribed by Rule 31a-2 under the Investment Company Act any records which it maintains for the Trust and which are required to be maintained by Rule 31a-1 under the Investment Company Act, and further agrees to surrender promptly to the Trust any records which it maintains for Trust upon request by the Trust.

(c) In all matters relating to the performance of this Agreement, Hirtle Callaghan will act in conformity with the Agreement and Declaration of Trust, By-laws and the currently effective registration statement of the Trust under the Securities Act of 1933, as amended, and the Investment Company Act and any supplements thereto ("Registration Statement") and with the instructions and directions of the Board and will comply with the requirements of the Investment Company Act.

4. Permitted Engagement of Other Investment Advisory Organizations.

(a) Hirtle Callaghan may exercise its authority to select other investment advisory organizations to provide day-to-day portfolio management services to the Portfolios by entering into a contract with such an organization pursuant to which Hirtle Callaghan delegates to such other investment advisory organization the performance of any or all of the services specified in Section 2(a) of this Agreement, provided that: (i) each such contract imposes on such other investment advisory organization all of the corresponding duties and conditions to which Hirtle Callaghan is subject under Section 3 of this Agreement; (ii) each such contract satisfies all applicable requirements of the Investment Company Act, and (iii) Hirtle Callaghan shall not enter into any such contract unless it is approved, and to the extent required by the Investment Company Act, by the Board and/or the holders of a majority of the outstanding shares of the Trust prior to implementation.

(b) Consistent with the Trust's manager of manager structure, the Trust may enter into one or more contracts pursuant to which an investment advisory organization other than Hirtle Callaghan provides portfolio management services to one or more of the Trust's Portfolios, provided that each such contract (i) satisfies, and is approved in accordance with, all applicable requirements of the Investment Company Act; (ii) imposes on such other investment advisory organization all of the corresponding duties and conditions to which Hirtle Callaghan is subject under Section 3 of this Agreement; (iii) satisfies the requirements of Rule 17a-10 under the Investment Company Act; (iii) identifies Hirtle Callaghan as the Trust's primary adviser and imposes upon such other investment advisory organization responsibilities and duties consistent with Hirtle Callaghan's obligation to [supervise and monitor the services provided to the Trust pursuant to each such agreement in the manner contemplated under the Prior Agreement]; and (iv) includes such other provisions as may be reasonably requested by Hirtle Callaghan.

5. Expenses and Compensation.

(a) Hirtle Callaghan shall pay all of its expenses incurred in the performance of its duties under this Agreement. For its services under this Agreement, Hirtle Callaghan shall be entitled to receive a fee at the annual rate of .05% of the average daily net assets of each Portfolio of the Trust, which fee shall be payable monthly. [If the expenses borne by the Trust in any year exceed the applicable expense limitations imposed by the securities regulations of any state in which shares are registered or qualified for sale to the public, Hirtle Callaghan shall reimburse the Trust for any excess up to the full amount of the fee to which it is entitled under this Section 5.]

(b) During the term of this Agreement, the Trust will bear all expenses not specifically assumed, in writing, by Hirtle Callaghan.

(c) Expenses borne by the Trust may include, but are not limited to, the following: (i) all direct charges relating to the purchase and sale of portfolio securities, including the cost (including brokerage commissions, if any) of securities purchased or sold by the Trust and any losses incurred in connection therewith; (ii) fees payable to, and expenses incurred on behalf of, the Trust by Hirtle Callaghan under this Agreement; (iii) fees, and other compensation and expenses of those investment advisory organizations other than Hirtle Callaghan that provide portfolio management services to the Trust; (iv) investment consulting fees and related costs; (v) expenses of organizing new portfolios for the Trust; (vi) expenses of preparing and filing reports and other documents with governmental and regulatory agencies; (vii) filing fees and expenses relating to the registration and qualification of the Trust's shares and the Trust under federal and/or state securities laws and maintaining such registrations and qualifications; (viii) costs incurred in connection with the issuance, sale or repurchase of the Trust's shares; (ix) fees and salaries payable to any Trustees who are not "interested persons" of the Trust or any investment adviser to the Trust ("Independent Trustees"); (x) all expenses incurred in connection with the Independent Trustees' services, including travel expenses; (xi) taxes (including any income or franchise taxes) and governmental fees; (xii) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (xiii) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust for violation of any law; (xiv) interest charges; (xv) legal, accounting and auditing expenses, including legal fees of counsel for the Independent Trustees; (xvi) charges of custodians, transfer agents, pricing agents and other agents; (xvii) expenses of disbursing dividends and distributions; (xviii) expenses of setting in type, printing and mailing reports, notices and proxy materials for existing shareholders; (xix) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees, employees and agents) incurred by the Trust; (xx) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xxi) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (xxii) the cost of investment company literature and other publications provided by the Trust to its Trustees and officers; and (xxiii) costs of mailing, stationery and communications equipment.

(d) Hirtle Callaghan will assume the cost of any compensation paid to any officer of the Trust and any trustee of the Trust who is an "interested person" of Hirtle Callaghan.

(e) The payment or assumption by Hirtle Callaghan of any expense of the Trust or a Portfolio that Adviser is not required by this Agreement to pay or assume shall not obligate Adviser to pay or assume the same or any similar expense of the Trust or a Portfolio on any subsequent occasion.

6. Limitation of Liability.

(a) Hirtle Callaghan shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the allocation or reallocation of assets among various asset categories by the Trust, the retention or termination of any investment management organization by the Trust or any recommendation or investment made by any such organization, whether or not any such action was taken in reliance upon information provided by Hirtle Callaghan as part of the services that Hirtle Callaghan is obligated to provide hereunder except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Hirtle Callaghan in the performance of its duties or from reckless disregard by Hirtle Callaghan of its obligations and duties under this Agreement.

(b) Notwithstanding the foregoing, Hirtle Callaghan expressly agrees that the Trust may rely upon information provided, in writing, by Hirtle Callaghan to the Trust (including, without limitation, information contained in Hirtle Callaghan's then current Form ADV) in accordance with Section 8 of this Agreement or otherwise, in preparing the Trust's registration statement and amendments thereto and certain periodic reports relating to the Trust and its Portfolios that are required to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission (collectively, "SEC Filings"). Hirtle Callaghan agrees to indemnify and hold harmless the Trust and each of its Trustees, officers and employees from any claims, liabilities and expenses, including reasonable attorneys' fees, incurred as a result of any untrue statement or alleged untrue statement of a material fact made by Hirtle Callaghan in any such written information and upon which the Trust relies in preparing any SEC Filing, or any omission or alleged omission to state in such written information a material fact necessary to make such statements not misleading ("material omission"). Hirtle Callaghan will not, however, be required to so indemnify any person under this Section 6 to the extent that, in making any such statement or material omission, Hirtle Callaghan relied upon an untrue or alleged untrue statement of material fact made by, or material omission on the part of, any officer, Trustee or agent of the Trust (other than an officer, Trustee or agent that is an employee, officer or director of Hirtle Callaghan) or where such statement or material omission was made in reliance upon information furnished, in writing, by any such officer, Trustee or agent, including, without limitation, custodian banks, administrators, distributors, accounting agents or investment advisers other than Hirtle Callaghan.

1. Permissible Interest.

Subject to and in accordance with the Trust's Declaration of Trust and By-laws and corresponding governing documents of Hirtle Callaghan, Trustees, officers, agents and shareholders of the Trust may have an interest in Hirtle Callaghan as officers, directors, agents and/or shareholders or otherwise. Hirtle Callaghan may also have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

8. Duration, Termination and Amendments.

(a) This Agreement shall become effective as of the date first written above and shall continue in effect for two years. Thereafter, this Agreement shall continue in effect from year to year for so long as its continuance is specifically approved at least annually by (i) a majority of the Board or the vote of the holders of a majority of the Trust's outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Independent Trustees.

(b) This Agreement may be terminated by the Trust or by Hirtle Callaghan at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Directors or the holders of a majority of the Trust's outstanding securities, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate automatically upon its assignment.

(c) For purposes of this Agreement, the terms "majority of the outstanding voting securities, "assignment" and "interested person" shall have the meanings set forth in the Investment Company Act. Unless the context requires otherwise, references to the Investment Company Act shall be deemed to include, as appropriate, that Act, together with all rules and regulations promulgated thereunder (including, without limitation, any additional requirements imposed by, or exemptive relief afforded to the Trust under the terms and conditions of any order issued by the Securities and Exchange Commission pursuant to Section 6(c) of the Investment Company Act).

9. Confidentiality.

The Trust acknowledges and agrees that it may gain access to methodologies and other information that is proprietary to Hirtle Callaghan ("Proprietary Information") as a result of the services provided to the Trust by Hirtle Callaghan hereunder. The Trust agrees that it will use any such Proprietary Information exclusively in connection with the oversight of the investment activities of Portfolio Managers and the evaluation of Manager Candidates. The Trust further agrees that it shall use its best efforts to ensure that any agent or affiliate of the Trust who may gain access to Proprietary Information shall be made aware of its proprietary nature and shall likewise treat it as confidential.

10. Use of Name.

It is acknowledged and agreed that the names "Hirtle Callaghan," "Hirtle Callaghan Chief Investment Officers" (which is a registered trademark of Hirtle Callaghan), and derivatives of either, as well as any logo that is now or shall later become associated with either name ("Marks") are valuable property of Hirtle Callaghan and that the use of the Marks, or any one of them, is subject to the approval of Hirtle Callaghan. Hirtle Callaghan hereby grants to the Trust a non-exclusive license to use the Marks provided that, in the event that this Agreement terminates, such license shall likewise terminate and the Trust shall promptly cease using the Marks and shall promptly take such action as is necessary to change the name of the Trust.

11. Representation, Warranties and Agreements of Hirtle Callaghan.

Hirtle Callaghan represents and warrants that:

      (a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act") and that it will maintain such registration in full force and effect.

      (b) It understands that, as a result of its services hereunder, certain of its employees and officers may be deemed "access persons" of the Trust within the meaning of Rule 17j-1 under the Investment Company Act and that each such access person is subject to the provisions of the code of ethics adopted by the Trust in compliance with such rule ("Trust's Code"). Hirtle Callaghan further represents that it is subject to a written code of ethics complying with the requirements of Rule 204-A-1 under the Investment Advisers Act ("Hirtle Callaghan Code"), compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act ("Compliance Procedures") and anti-money laundering procedures. During the period that this Agreement is in effect, an officer or director of Hirtle Callaghan shall certify to the Trust, at least annually, that Hirtle Callaghan has complied with the requirements of Hirtle Callaghan's Code during the prior year; and that either (i) that no violation of such code occurred or (ii) if such a violation occurred, that appropriate action was taken in response to such violation as well as that Hirtle Callaghan has adopted the required Compliance Procedures and either has or has not made any material changes in such Compliance Procedures during the prior year. Upon the written request of the Trust, Hirtle Callaghan shall permit the Trust, or it designated agents, to examine the reports required to be made by Hirtle Callaghan's officers and employees under Hirtle Callaghan's Code. In addition, Hirtle Callaghan acknowledges that the Trust may, in response to regulations or recommendations issued by the Securities and Exchange Commission or other regulatory agencies, from time to time request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Hirtle Callaghan with regard to such trading. Hirtle Callaghan agrees that it will make every effort to respond to the Trust's reasonable requests in this area.

      (c) Upon request of the Trust, Hirtle Callaghan shall promptly supply the Trust with any information concerning Hirtle Callaghan and its stockholders, employees and affiliates which the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies or to be provided to shareholders of the Trust.

      (d) In performing its duties hereunder, Hirtle Callaghan shall comply with applicable provisions of the Investment Company Act and Investment Advisers Act. In particular, and without limiting the generality of the foregoing, Hirtle Callaghan acknowledges and agrees that any records it maintains for the Trust are the property of the Trust; that Hirtle Callaghan will surrender promptly to the Trust any such records upon the Trust's request; and that it shall furnish to the Board such information as may be reasonably necessary for the Board to evaluate the terms of this Agreement and Hirtle Callaghan's performance hereunder.

12. Status of Hirtle Callaghan.

The Trust and Hirtle Callaghan acknowledge and agree that the relationship between Hirtle Callaghan and the Trust is that of an independent contractor and under no circumstances shall any employee of Hirtle Callaghan be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders, notwithstanding the service of any such employee of Hirtle Callaghan as an officer or Trustee of the Trust in the manner contemplated under this Agreement. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Hirtle Callaghan or any affiliate of Hirtle Callaghan to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Hirtle Callaghan to provide individualized investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

13. Counterparts and Notice.

This Agreement many be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

      If to the Trust:
      ----------------
      The Hirtle Callaghan Trust          with copy to: Audrey C. Talley, Esq.
      Five Tower Bridge                                 Drinker, Biddle & Reath
      300 Barr Harbor Drive, Suite 500                  One Logan Square
      West Conshohocken, PA 19428                       18th & Cherry Streets
                                                        Philadelphia, PA 19103

      If to Hirtle Callaghan:
      -----------------------
      Mr. Donald E. Callaghan
      Hirtle Callaghan & Co., Inc.
      Five Tower Bridge
      300 Barr Harbor Drive, Suite 500
      West Conshohocken, PA 19428

14. Miscellaneous.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the state of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act. The provisions of Sections 7 and 8 of this Agreement, relating to confidentiality of certain information and use of Hirtle Callaghan's Marks by the Trust shall survive the termination of this Agreement.

Adviser is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolios. Adviser further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

                                                                      Appendix B

The tables below show the name and address of record of each person known to the Trust to hold beneficially 5% or more of shares of each Portfolio as of the Record Date.

Value Equity Portfolio
--------------------------------------------------------------------------------
           Name and Address of                         Number of    Percentage
          5% Beneficial Holders                         Shares      of Shares
          ---------------------                         ------      ---------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Growth Equity Portfolio
--------------------------------------------------------------------------------
           Name and Address of                         Number of    Percentage
          5% Beneficial Holders                         Shares      of Shares
          ---------------------                         ------      ---------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Small Capitalization Equity Portfolio
--------------------------------------------------------------------------------
           Name and Address of                         Number of    Percentage
          5% Beneficial Holders                         Shares      of Shares
          ---------------------                         ------      ---------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

International Equity Portfolio
--------------------------------------------------------------------------------
           Name and Address of                         Number of    Percentage
          5% Beneficial Holders                         Shares      of Shares
          ---------------------                         ------      ---------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Intermediate Term Municipal Bond Portfolio
--------------------------------------------------------------------------------
           Name and Address of                         Number of    Percentage
          5% Beneficial Holders                         Shares      of Shares
          ---------------------                         ------      ---------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Fixed Income Portfolio
--------------------------------------------------------------------------------
           Name and Address of                         Number of    Percentage
          5% Beneficial Holders                         Shares      of Shares
          ---------------------                         ------      ---------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Fixed Income II Portfolio
--------------------------------------------------------------------------------
           Name and Address of                         Number of    Percentage
          5% Beneficial Holders                         Shares      of Shares
          ---------------------                         ------      ---------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Fixed Income Opportunity Portfolio
--------------------------------------------------------------------------------
           Name and Address of                         Number of    Percentage
          5% Beneficial Holders                         Shares      of Shares
          ---------------------                         ------      ---------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Short Term Municipal Bond Portfolio
--------------------------------------------------------------------------------
           Name and Address of                         Number of    Percentage
          5% Beneficial Holders                         Shares      of Shares
          ---------------------                         ------      ---------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                      PROXY

                         Special Meeting of Shareholders
                          Of The Hirtle Callaghan Trust
                                  June 25, 2006

           This Proxy is Solicited on Behalf of the Board of Trustees

The undersigned appoints, Donald E. Callaghan and Robert J. Zion, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the special meeting of shareholders of The Hirtle Callaghan Trust (the "Trust") at the offices of Hirtle, Callaghan & Co., Inc., Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on June 25, 2006, at 10 a.m. and at all adjournments, according to the number of shares of Common Stock which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked below, this proxy is given WITH authority to vote FOR each of the proposals noted below. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the shares of the undersigned in the Trust at said meeting. The Board of Trustees recommends that you vote "FOR" each the proposal below.

Shareholders of the Trust are being asked:

(1) To authorize the Trust to enter into portfolio management agreements without the affirmative vote of the shareholders of any such portfolio or of the Trust under certain circumstances; and

                 FOR              AGAINST           ABSTAIN
                 ---              -------           -------
                 / /                / /               / /

(2) To approve a new investment advisory agreement between the Trust and Hirtle Callaghan & Co., Inc. that will permit Hirtle Callaghan to act as a discretionary investment adviser to the Trust and each of its separate investment portfolios.

                 FOR              AGAINST           ABSTAIN
                 ---              -------           -------
                 / /                / /               / /

IMPORTANT: WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

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